Exhibit 4.1

BENEFITFOCUS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP NUMBER 08180D 106 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK , $0.001 PAR VALUE PER SHARE, OF

BENEFITFOCUS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers to be duly affixed hereto.

DATED:

Shawn A. Jenkins	Milton A. Alpern
Chief Executive Officer	Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT -	as tenants by the entireties		(Cust) (Minor)
JT TEN -	as joint tenants with right of		Under Uniform Gifts to Minors
	Survivorship and not as tenants		Act
	in common		(State)

		UNIF TRF MIN ACT	Custodian (until age )
(Minor)
To Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFIYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

                                                                                                                                                                                         Shares Of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint                                                                           Attorney To transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises

Dated

X
X
NOTICE:		THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.